Exhibit 99.2

CBRE Group, Inc. Second Quarter 2012 Earnings Conference Call July 31, 2012

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook and our ability to integrate the ING REIM businesses. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our second quarter earnings report, filed on Form 8-K, our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White Chief Executive Officer Bob Sulentic President Gil Borok Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Highlights: Total Company revenue increased 12% (13% excluding discontinued operations in 2011) to $1.6 billion in Q2 2012 versus Q2 2011 The Americas achieved 13% and Asia Pacific achieved 7% overall revenue growth in Q2 2012 versus Q2 2011 Outsourcing experienced double-digit revenue growth for the 7th consecutive quarter at 10% in Q2 2012 versus Q2 2011 54 total contract wins in Q2 2012 24 new contract wins in Q2 2012 - the highest quarterly Company total ever Leasing revenue grew modestly in both the Americas and Asia Pacific in Q2 2012 versus Q2 2011 Investment sales revenue rose 16%, with growth in all regions, led by the Americas Investment Management saw significant revenue and normalized EBITDA growth from higher asset management fees in large part attributable to the ING REIM acquisitions Commercial mortgage brokerage revenue grew a robust 36% in Q2 2012 Total Company normalized EBITDA increased 28% to $221 million in Q2 2012, compared to Q2 2011 Total Company normalized EBITDA margin improved 170 basis points over Q2 2011, to 13.8%

UNITED STATES PJ Finance Company, LLC CBRE Capital Advisors served as financial advisor to PJ Finance Company, LLC, on the recapitalization of its 32 property multifamily portfolio and the restructuring of its $475M CMBS loan. In addition, $23M of new equity was raised with a joint venture between Starwood Capital and Gaia Real Estate. UNITED KINGDOM Manchester Airports Group CBRE was appointed by Manchester Airports Group to assist in the procurement of international strategic development and investment partners for its $1B Airport City development at Manchester Airport. Plans for Airport City include up to 5M SF of new commercial space. PHILADELPHIA Philadelphia Authority for Industrial Development CBRE selected to provide property management services for the Navy Yard. This is a 4.3M SF on and off campus development consisting of prime office, research and industrial property. NETHERLANDS Radans B.V. CBRE arranged the sale of The Rock, a 319,000 SF, 24 story office building in Amsterdam to Deka Immobilien GmbH on behalf of Radans B.V. NEW YORK Viacom CBRE arranged the 1.6M SF renewal and expansion of Viacom’s headquarters at 1515 Broadway. It is one of the largest New York City office leases ever. CHINA Qingdao Taishan Real Estate Development Co., Ltd. CBRE was appointed to provide strategic advice for Marina City in Qingdao. Opened in Q1 2010, the 646,000 SF asset is among the leading shopping malls in the city. TORONTO Scotia Bank CBRE represented Scotia Bank in the sale of Scotia Plaza for $1.25B. The 2M SF office tower in downtown Toronto was purchased by two Canadian real estate investment trusts -- Dundee REIT and H&R REIT. AUSTRALIA Caterpillar In one of the biggest industrial leasing deals in Brisbane this year, CBRE arranged Caterpillar Logistic Services Australia’s lease of a 197,000 SF warehouse in Stapylton, Queensland. Q2 CBRE Wins

Q2 2012 Performance Overview Q2 2012 Q2 2011 Revenue1 $1,601.1 million $1,423.6 million Net Income2 GAAP $75.9 million Adjusted $88.0 million GAAP $61.2 million Adjusted $67.0 million EPS2,3 GAAP $0.23 Adjusted $0.27 GAAP $0.19 Adjusted $0.21 EBITDA4 $211.8 million $166.1 million Normalized EBITDA4,5 $220.9 million $172.4 million Normalized EBITDA Margin5,6 13.8% 12.1% 1. Includes revenue from discontinued operations of $1.4 million for the three months ended June 30, 2011. 2. Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships resulting from the ING REIM and Trammell Crow Company (TCC) acquisitions and integration and other costs related to acquisitions. 3. All EPS information is based upon diluted shares. 4. Includes EBITDA from discontinued operations of $0.8 million for the three months ended June 30, 2011. 5. Normalized EBITDA excludes integration and other costs related to acquisitions. 6. Calculation includes revenue and EBITDA from discontinued operations for the three months ended June 30, 2011.

Revenue Breakdown 2nd Quarter 2012 1. Includes revenue from discontinued operations of $1.4 million and $2.4 million for the three and six months ended June 30, 2011, respectively. 34% 30% 16% 7% 6% 4% 1% 2% ($ in millions) 2012 2011 1 % Change 2012 2011 1 % Change Property & Facilities Management 548.1 498.7 10 1,074.1 977.0 10 Leasing 474.9 471.4 1 837.4 824.9 2 Sales 263.9 228.0 16 437.7 385.9 13 Investment Management 112.0 47.4 136 230.8 86.8 166 Appraisal & Valuation 95.2 89.7 6 174.9 165.0 6 Commercial Mortgage Brokerage 68.2 50.1 36 125.1 89.1 40 Development Services 15.5 15.2 2 28.5 31.5 -10 Other 23.3 23.1 1 42.6 49.5 -14 Total 1,601.1 1,423.6 12 2,951.1 2,609.7 13 Three months ended June 30, Six months ended June 30,

Mandatory Amortization and Maturity Schedule $ millions 1. $700.0 million revolver facility matures in May 2015. As of June 30, 2012, the outstanding revolver balance was $52.8 million. As of June 30, 2012 1 0.0 250.0 500.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan A - 1 Term Loan B Term Loan C Term Loan D Sr. Subordinated Notes Sr. Unsecured Notes Revolver 1

Capitalization 1. Excludes $146.2 million and $208.1 million of cash in consolidated funds and other entities not available for Company use at June 30, 2012 and December 31, 2011, respectively. 2. Net of original issue discount of $10.3 million and $11.0 million at June 30, 2012 and December 31, 2011, respectively. 3. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $375.9 million and $359.3 million at June 30, 2012 and December 31, 2011, respectively. 4. Excludes $417.2 million and $713.4 million of aggregate non-recourse warehouse facilities at June 30, 2012 and December 31, 2011, respectively. ($ in millions) 6/30/2012 12/31/2011 Variance Cash 1 585.0 885.1 (300.1) Revolving credit facility 52.8 44.8 8.0 Senior secured term loan A 288.8 306.2 (17.4) Senior secured term loan A-1 277.3 285.1 (7.8) Senior secured term loan B 294.7 296.3 (1.6) Senior secured term loan C 396.0 398.0 (2.0) Senior secured term loan D 396.0 398.0 (2.0) Senior subordinated notes 2 439.7 439.0 0.7 Senior unsecured notes 350.0 350.0 - Notes payable on real estate 3 13.6 13.6 - Other debt 4 4.8 0.1 4.7 Total debt 2,513.7 2,531.1 (17.4) Stockholders' equity 1,254.9 1,151.5 103.4 Total capitalization 3,768.6 3,682.6 86.0 Total net debt 1,928.7 1,646.0 282.7 As of

Outsourcing CAGR 13% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates. Q2 2012 Wins 24 new 21 renewals 9 expansions Highlights: 54 contracts signed in Q2 2012, the second highest Company total ever 24 new contracts in Q2 2012 sets a new quarterly record We believe that the total available market is between $50-$60 billion worldwide Significant headroom in established markets Great opportunity in new markets: Mid-caps Healthcare Government International 1.2 1.3 1.4 1.6 1.9 2.2 2.6 2.9 3.0 2004 2005 2006 2007 2008 2009 2010 2011 Q2 2012 Global Square Footage Managed 1 (SF in billions)

US Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks 3Q 2012 preliminary Starting in Q2 2011 retail was expanded to include strip centers, neighborhood centers and community centers US Vacancy US Absorption Trends (in millions of square feet) 2Q11 1Q12 2Q12 4Q12 F 4Q13F 2010 2011 2012F 2013F 2Q11 2Q12 Office 16.2% 16.0% 15.7% 15.5% 14.7% 20.0 26.5 29.9 46.1 9.1 12.6 Industrial 14.0% 13.4% 13.2% 12.9% 12.1% 20.2 121.0 129.1 195.7 26.6 26.4 Retail 13.2% 13.1% 13.0% 12.5% 11.5% -3.2 2.8 20.5 38.2 -2.4 4.3 Cap Rates Stable and Volumes Down Cap Rate Growth 1 2Q11 1Q12 2Q12 4Q12 F Office Volume ($B) 16.4 14.4 14.8 Cap Rate 7.5% 7.2% 7.1% 0 to +30 bps Industrial Volume ($B) 15.0 5.8 8.4 Cap Rate 7.8% 7.8% 7.7% 0 to +10 bps Retail Volume ($B) 16.5 12.7 11.6 Cap Rate 7.6% 7.3% 7.2% -10 to +10 bps Source: CBRE EA Estimates from RCA data July 2012 1. CBRE EA estimates

Sales, Leasing and Outsourcing Revenue - Americas 27% 5% 23% 5% ($ in millions) Outsourcing Sales Leasing 12% 13% 2011 2012

Sales, Leasing and Outsourcing Revenue - EMEA (2)% (12)% 3% (17)% ($ in millions) Outsourcing Sales Leasing 3% 0% 2011 2012

Sales, Leasing and Outsourcing Revenue – Asia Pacific (15)% 7% 4% 6% ($ in millions) Outsourcing Sales Leasing 8% 5% 2011 2012

Development Services Highlights: $89.2 million of co-investments at the end of Q2 2012 $15.0 million in recourse debt to CBRE and repayment guarantees at the end of Q2 2012 In Process figures include Long-Term Operating Assets (LTOA) of $1.6 billion for 2Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 1 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 4.9 4.9 4.7 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 1.2 1.2 1.4 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 2Q12 Projects In Process/Pipeline ($ in billions) In Process Pipeline ($ in millions) 6/30/2012 6/30/2011 Revenue 17.8 17.2 EBITDA 2.8 9.4 EBITDA Margin 16% 55% Quarter Ended

Global Investment Management ($ in billions) ($ in millions) CAGR 20% CAGR 24% 1. Includes revenue from discontinued operations of $5.5 million for the twelve months ended December 31, 2011. 2. Includes revenue from discontinued operations of $1.4 million and $2.4 million for the three and six months ended June 30, 2011, respectively. Performance of combined business in line with expectations CBRE’s co-investments totaled $215.1 million at the end of Q2 2012 Investment Management Carried Interest 1 Asset Management Acquisition, Disposition & Incentive Rental 2 2 ($ in millions) ($ in millions) Carried Interest 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 195.7 294.0 28.0 101.7 88.7 0.4 19.9 1.5 57.1 68.4 94.0 127.3 228.0 347.9 161.2 141.4 215.6 295.5 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Annual Revenue 11.4 14.4 15.1 17.3 28.6 37.8 38.5 34.7 37.6 94.1 91.2 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Q2 2012 Assets Under Management

Global Investment Management Pro-forma Normalized EBITDA For the three months ended June 30, 2012 and 2011, the Company recorded net carried interest compensation expense pertaining to future periods of $0.6 million and $5.3 million, respectively. For the six months ended June 30, 2012 and 2011, the Company recorded net carried interest compensation expense pertaining to future periods of $0.7 million and $6.3 million, respectively. As of June 30, 2012, the Company maintained a cumulative remaining accrual of such compensation expense of approximately $40 million, which pertains to anticipated future carried interest revenue. 1 Includes EBITDA from discontinued operations of $0.8 million and $1.9 million for the three and six months ended June 30, 2011, respectively. Calculation includes EBITDA and revenue from discontinued operations for the three and six months ended June 30, 2011. Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2012 2011 2012 2011 EBITDA 1 20.7 2.5 55.3 8.5 Add Back: Integration and other costs related to acquisitions 9.1 4.8 19.1 12.3 Normalized EBITDA 1 29.8 7.3 74.4 20.8 Net accrual of incentive compensation expense related to carried interest revenue not yet recognized 0.6 5.3 0.7 6.3 Pro-forma Normalized EBITDA 1 30.4 12.6 75.1 27.1 Pro-forma Normalized EBITDA Margin 2 25% 21% 31% 25%

Business Outlook The cyclical recovery in commercial real estate continues despite a slow, uneven economic recovery Outsourcing is expected to deliver strong, consistent growth Total leasing growth rates remain modest Global investment sales will continue to be highly dependent on regional market conditions Investment management will continue to benefit from ING REIM contributions We expect solid improvement in normalized EBITDA margins to continue in 2012 We are maintaining our full-year 2012 normalized EPS guidance range of $1.20 to $1.25 per diluted share CBRE Page 18 CBRE

GAAP Reconciliation Tables CBRE Page 19 CBRE

Reconciliation of Normalized EBITDA to EBITDA to Net Income 1 Includes EBITDA related to discontinued operations of $0.8 million for the three months ended June 30, 2011. 2 Includes depreciation and amortization related to discontinued operations of $0.2 million for the three months ended June 30, 2011. 3 Includes interest expense related to discontinued operations of $0.6 million for the three months ended June 30, 2011. 4 Includes revenue related to discontinued operations of $1.4 million for the three months ended June 30, 2011. Calculation includes EBITDA and revenue from discontinued operations for the three months ended June 30, 2011. ($ in millions) 2012 2011 Normalized EBITDA 1 220.9 $ 172.4 $ Adjustments: Integration and other costs related to acquisitions 9.1 6.3 EBITDA 1 211.8 166.1 Add: Interest income 1.6 1.9 Less: Depreciation and amortization 2 38.3 25.6 Interest expense 3 44.4 34.9 Provision for income taxes 54.8 46.3 Net income attributable to CBRE Group, Inc. 75.9 61.2 Revenue 4 1,601.1 $ 1,423.6 $ Normalized EBITDA Margin 5 13.8% 12.1% Three Months Ended June 30,

Reconciliation of Net Income to Net Income, As Adjusted ($ in millions, except for per share data) 2012 2011 Net income attributable to CBRE Group, Inc. 75.9 $ 61.2 $ Integration and other costs related to acquisitions, net of tax 7.2 3.9 Amortization expense related to ING and TCC customer relationships acquired, net of tax 4.9 1.9 Net income attributable to CBRE Group, Inc., as adjusted 88.0 $ 67.0 $ Diluted income per share attributable to CBRE Group, Inc., as adjusted 0.27 $ 0.21 $ Weighted average shares outstanding for diluted income per share 326,081,681 324,093,042 Three Months Ended June 30,